

Six Month Results of the Phase I Study to Evaluate Safety & Tolerability of RGX-314 Gene Therapy in nAMD Subjects

Jeffrey Heier, MD

Peter Campochiaro, MD, Allen Ho, MD, Albert Maguire, MD,
David M. Brown, MD, Jorge Calzada, MD, Robert Avery, MD, Szilard Kiss, MD
Stephen Yoo, MD, Sherri Van Everen, PharmD

10/26/2018

Disclosures

Research grants: Aerpio, Apellis, Clearside, Corcept, Daiichi Sankyo, Genentech, Genzyme, Hemera, Janssen R&D, Kalvista, Kanghong, Novartis, Ocudyne, Ophthotech, Optovue, Regeneron, REGENXBIO, Scifluor, Tyrogenex

Scientific Advisor: 4DMT, Adverum, Aerie, Aerpio, Akros, Allegro, Apellis, Array, Asclepix, Bayer, Beaver-Visitec, BioMarin, Clearside, Corcept, Daiichi Sankyo, Galecto, Galimedix, Genentech/Roche, Helio, Hemera, Interface, iRenix, Janssen, Kanghong, Kodiak, Notal Vision, Novartis, Ocular Therapeutix, Optos, Orbit Biomedical, Quark, Ra Pharmaceuticals, Regeneron, REGENXBIO, Santen, Scifluor, Shire, Spark Therapeutics, Stealth, Thrombogenics, Tyrogenex

Board of Directors: Ocular Therapeutix

Equity: Allegro, Adverum, jCyte, Ocular Therapeutix



OPHTHALMIC CONSULTANTS OF BOSTON
EXCELLENCE IN EYE CARE

RGX-314: Optimized NAV® Gene Therapy for Wet AMD

RGX-314 is Designed to Deliver a Gene Encoding for an anti-VEGF fab Protein



NAV AAV8 Vector
Gene Encoding for anti-VEGF fab
Cell
anti-VEGF fab Protein
RNA
Nucleus

RGX-314: Utilizing AAV8 for Higher Protein Expression in NHPs

AAV2 AAV8


RPE


RESEARCH ARTICLE

GENE THERAPY

Dosage Thresholds for AAV2 and AAV8 Photoreceptor Gene Therapy in Monkey

More Efficient Gene Delivery to the RPE[1]

[1]Vandenberghe et al. 2011 *Science Translational Medicine*

RGX-314 Phase I Trial: Design



Baseline assessment
Treatment evaluation
Follow up
anti–VEGF injection
SD–OCT assessment
anti–VEGF PRN Rescue Injection Criteria
0
1
2
6
10
14
18
22
26
54
106
Weeks
RGX–314 administration
Safety endpoint
Secondary endpoints



Previously Treated Subjects Requiring Frequent Injections
Dose 1 n = 6
$3x10^9$ GC/eye
Safety review[1]
Dose 2 n = 6
$1x10^{10}$ GC/eye
Safety review[1]
Dose 3 n = 6
$6x10^{10}$ GC/eye
Safety review[1]
Dose 4 n = 6
$1.6x10^{11}$ GC/eye
Dosing Completed in Four Cohorts

[1] Dose escalation safety review to occur four weeks after final subject in each cohort has been dosed

RGX-314: Standardized Automated Subretinal Delivery Procedure

Step 1 – Vitrectomy





Step 2 – Subretinal Injection


NEW
MicroDose™
Injection Kit

MedOne MicroDose Syringe



Performed Under Local Anaesthesia in the OR

- Standard **small gauge** vitrectomy to perform a core vitrectomy
- Automated delivery with a **MedOne subretinal cannula** attached to the vitrectomy machine

- **Inject 250µl** to create subretinal bleb in a healthy area of retina
- Target superior to the superotemporal arcade vessel or outside the arcades

- Can create another **bleb** area if needed
- Keep margin of the bleb at least 2DA **away from the fovea**

Air fluid exchange and then **Sub-conj steroids** at the end of procedure
No positioning mandated and patient is discharged home with follow-up the next day

RGX-314 Phase I Trial: Outcome Measures and Eligibility Criteria

Objectives

Primary

- To determine the safety and tolerability of RGX-314 in patients with nAMD though 6 months

Secondary

- Expression of RGX-314 protein in the eye
- Effect of RGX-314 on best corrected visual acuity (BCVA) and central retinal thickness (CRT)
- Additional anti-VEGF injections post-RGX-314 ("Rescue")

Rescue: New or Persistent Fluid/ Loss in Vision

- Per the Investigator's discretion

Key Inclusion Criteria

≥ 4 Anti-VEGF in 8 Months


1
2
3
4
5
6
7
8

- Documented **nAMD with response to anti-VEGF at trial entry**
- Vision of 20/63 to 20/400 for the initial patient, then **20/40 to 20/400** for the rest of each cohort
- Pseudophakic (status post cataract surgery)

Subjects: 24 Patients dosed

- **7 study sites** across the United States

RGX-314 Phase I Trial: Anti-VEGF Rescue Injection Criteria

Anti-VEGF may be given beginning 4 weeks post-treatment and **PRN every 4 weeks** thereafter **per investigator's discretion** if one or more of the criteria apply:

- CNV-related increased, new, or persistent fluid
- Vision loss of ≥5 letters associated w/ accumulation of fluid
- New ocular hemorrhage

RGX-314 Phase I Trial: Baseline Demographics for Cohorts 1-3

	Variable	Cohort 1 (n=6)	Cohort 2 (n=6)	Cohort 3 (n=6)	Total (n=18)
DEMOGRAPHICS	Mean Age (Years)	78.2	78.0	80.0	78.7
	Female (Number, %)	4 (66.7%)	3 (50.0%)	2 (33.3%)	9 (50.0%)
	Caucasian, no. (%)	6 (100.0%)	6 (100.0%)	6 (100.0%)	18 (100.0%)
BASELINE CHARACTERISTICS	Months Since First anti-VEGF Injection	53.5	59.3	71.6	61.5
	# Injections Since Diagnosis (Mean)	40.7	32.5	34.2	35.8

RGX-314 Phase I Trial: Safety for Cohorts 1-3*

- RGX-314 was **well-tolerated** (n=18)
- **No drug-related AEs or drug-related SAEs**
- Most AEs were assessed as mild (Grade 1 – 83%)
- **No observed clinically-determined immune responses,** drug-related ocular inflammation, or any post-surgical inflammation beyond what is expected following routine vitrectomy
- **Five SAEs that were not drug-related were reported in three subjects**
  - One subject with a peripheral retinal detachment which was repaired and resolved without sequelae
  - One subject with a hospitalization related to a pre-existing condition that resulted in death
  - One subject with an event assessed mild in severity with no relationship to RGX-314

* Data cut July 27th, 2018

RGX-314 Phase I Trial: Protein Levels at One Month for Cohorts 1-3


As measured from aqueous samples by ECL-based assay
Mean RGX-314 Protein (ng/mL) (log scale)
1000
100
10
1
2.4 ng/ml
12.8 ng/ml
160.2 ng/ml
Cohort 1
Cohort 2
Cohort 3
3x10⁹ GC/eye N=6
1x10¹⁰ GC/eye N=6
6x10¹⁰ GC/eye N=6
RGX-314 Dose

RGX-314 Phase I Trial: Mean Change in BCVA, CRT and Average Injections Over Six Months, by Cohort

Best Corrected Visual Acuity (BCVA)



Total Letters Read
20
10
0
-10
-20
D1 D8 M1 M2 M3 M4 M5 M6
Time
-2 letters
+7 letters
+8 letters

Central Retinal Thickness (CRT) on SD-OCT



µm
200
100
0
-100
-200
D1 D8 M1 M2 M3 M4 M5 M6
Time
-14 µm
+26 µm
-14 µm

Average Injections: 4.7	Average Injections: 3.8	Average Injections: 1.3
Cohort 1	Cohort 2	Cohort 3

RGX-314 Phase I Trial: Summary of Interim Results Through Six Months

	Mean Aqueous RGX-314 Protein One Month Post-treatment	Mean # of Anti-VEGF Injections Through Six Months	Mean Change in CRT Through Six Months (range)	Mean Change in BCVA Through Six Months (range)
Cohort 1 $3x10^9$ GC/eye (N=6)	2.4 ng/ml	4.7 inj*	-14 µm** (-181 to +92 µm)	-2 letters** (-8 to +10 letters)
Cohort 2 $1x10^{10}$ GC/eye (N=6)	12.8 ng/ml	3.8 inj	+26 µm (-7 to +62 µm)	+7 letters (-4 to +15 letters)
Cohort 3 $6x10^{10}$ GC/eye (N=6)	**160.2 ng/ml**	**1.3 inj**	**-14 µm** (-27 to +7 µm)	**+8 letters** (0 to +21 letters)

* One subject in Cohort 1 discontinued from the study at four months with four injections and was imputed as requiring six injections through six months

** N=5; one subject in Cohort 1 discontinued from the study at four months

RGX-314 Phase I Trial: Sustained Protein Levels at Six Months



All Subjects (N=6) in Cohort 3
Mean RGX-314 Protein (ng/mL)
(log scale)
1000
100
10
1
160.2 ng/ml
217.8 ng/ml*
Month 1
Month 6

*One subject received an anti-VEGF rescue injection 1 month prior to sample.

RGX-314 Phase I Trial: Sustained Protein Levels at Six Months


Subjects with No Rescue Injections (n=3) in Cohort 3
Mean RGX-314 Protein (ng/mL) (log scale)
1000
100
10
1
236.2 ng/ml
274.9 ng/ml
Month 1
Month 6

RGX-314 Phase I Trial: Mean Change in BCVA, CRT Over Six Months in Cohort 3 Subjects with No Rescue Injections

Best Corrected Visual Acuity (BCVA)



+8 letters
Total Letters Read
20
10
0
-10
D1
D8
M1
M2
M3
M4
M5
M6
Time

Central Retinal Thickness (CRT) on SD-OCT



-21 µm
µm
20
0
-20
-40
-60
-80
D1
D8
M1
M2
M3
M4
M5
M6
Time

Cohort 3 with No Rescue Injections (n=3)

RGX-314: Phase I Trial Interim Results at Six Months Conclusions

- RGX-314 was **well-tolerated** at all doses
- Dose-dependent **RGX-314 protein expression**
- Cohort 3: **sustained RGX-314 protein at six months** with **stability in vision and anatomy** despite **few to no injections**
- Cohort 4: a higher dose recently **completed dosing**
- **Gene therapy** for nAMD offers the potential to optimize outcomes while alleviating treatment burden



RGX-314 Acknowledgments

- **Robert Avery, MD** (Santa Barbara, CA)
- **David Brown, MD** (Houston, TX)
- **Peter Campochiaro, MD** (Baltimore, MD)
- **Jorge Calzada, MD** (Memphis. TN)
- **Jeff Heier, MD** (Boston, MA)
- **Allen Ho, MD** (Philadelphia, PA)
- **Szilard Kiss, MD** (New York, NY)
- **Albert Maguire, MD** (Philadelphia, PA)
- **Sherri Van Everen, PharmD** (REGENXBIO)
- **Darin Curtis, PharmD** (REGENXBIO)
- **Stephen Yoo, MD** (REGENXBIO)


University of Pennsylvania, Philadelphia, PA
Ophthalmic Consultants of Boston, Boston, MA
Wills Eye Institute, Philadelphia, PA
Johns Hopkins University, Baltimore, MD
Charles Retina, Memphis, TN
California Retina Consultants, Santa Barbara, CA
Houston Retina Consultants, Houston, TX